                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          Penwest Pharmaceuticals Co.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                   [PENWEST LOGO] PENWEST PHARMACEUTICALS CO.

                              PATTERSON, NEW YORK

                                                                    June 5, 2001

Dear Shareholders:

     You are cordially invited to attend the annual meeting of shareholders of Penwest Pharmaceuticals Co. to be held on Wednesday, June 27, 2001 at 10:00 a.m. at the offices of Penwest Pharmaceuticals Co., 2981 Route 22, Patterson, New York.

     In addition to the items set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a shareholder.

     We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented. Alternatively, you may also vote your shares over the Internet or by telephone. Please refer to the enclosed proxy for instructions. If you so desire, you may withdraw your proxy and vote in person at our Annual Meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Penwest.

                                            Very truly yours,

                                            /s/ Tod R. Hamachek
                                            TOD R. HAMACHEK
                                            Chairman of the Board and
                                            Chief Executive Officer

                          PENWEST PHARMACEUTICALS CO.
                                 2981 ROUTE 22
                         PATTERSON, NEW YORK 12563-9970
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 27, 2001
                            ------------------------

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co., a Washington corporation (the "Company"), will be held at the offices of the Company, 2981 Route 22, Patterson, New York, on Wednesday, June 27, 2001, at 10:00 a.m., for the following purposes:

     1.  To elect three Class I directors for the ensuing three years;

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year; and

     3. To transact such other business as may properly come before the meeting or at any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the meeting.

     A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000, which contains financial statements and other information of interest to shareholders, accompanies this notice and the enclosed proxy statement.

     Only shareholders of record at the close of business on May 8, 2001 are entitled to notice of, and to vote at, the meeting and at any adjournments thereof.

                                            By Order of the Board of Directors

                                            /s/ Jennifer L. Good
                                            JENNIFER L. GOOD
                                            Corporate Secretary

June 5, 2001

                                   IMPORTANT

     Whether or not you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. Alternatively, please vote over the Internet or by telephone by following the instructions on the enclosed proxy. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY OR OTHERWISE VOTING YOUR SHARES WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                          PENWEST PHARMACEUTICALS CO.
                                 2981 ROUTE 22
                           PATTERSON, NEW YORK 12563

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Penwest Pharmaceuticals Co., a Washington corporation ("Penwest" or the "Company"), to be voted at the 2001 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on June 27, 2001 at the offices of Penwest, 2981 Route 22, Patterson, New York, and at any adjournment thereof.

     THE NOTICE OF THE MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2000 ARE BEING MAILED TO SHAREHOLDERS ON OR ABOUT JUNE 5, 2001. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY SHAREHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, ATTENTION OF JENNIFER L. GOOD, CHIEF FINANCIAL OFFICER, 2981 ROUTE 22, PATTERSON, NEW YORK, 12563. EXHIBITS TO SUCH FORM 10-K WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTING SECURITIES AND VOTES REQUIRED

     On May 8, 2001, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 12,692,892 shares of common stock of the Company, $.001 par value per share.

     The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business at the meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting.

     The director candidates elected will be those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. The votes cast by the shares entitled to vote favoring the action must exceed the votes cast by the shares entitled to vote opposing the action for the ratification of the selection of the Company's independent auditors.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election of directors, the ratification of auditors or any other matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

     Shareholders may vote by any one of the following means:

     - By mail;

     - By telephone (toll free);

     - Over the internet; or

     - In person, at the Meeting.

     To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope. No postage is necessary if the proxy is mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

     All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the meeting. Attendance at the meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the meeting that the shareholder intends to revoke the proxy and vote in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of March 31, 2001, regarding the beneficial ownership of the Company's common stock (i) by any person known to the Company to be the beneficial owner of more than five percent of the Company's common stock, (ii) by each director, (iii) by each executive officer named in the Summary Compensation Table and (iv) by the directors and executive officers as a group.

                                                              AMOUNT OF BENEFICIAL
                                                                  OWNERSHIP OF        PERCENT
NAME (AND ADDRESS FOR BENEFICIAL OWNERS OVER 5%)                COMMON STOCK(1)       OF CLASS
------------------------------------------------              --------------------    --------
5% Shareholders:
Tod R. Hamachek.............................................         934,032(2)         6.87%
  2981 Route 22
  Patterson, NY 12563

Other Directors:
Paul E. Freiman.............................................          24,770(3)            *
Jere E. Goyan...............................................          24,319(4)            *
Rolf H. Henel...............................................          18,083(5)            *
Robert J. Hennessey.........................................          31,619(6)            *
N. Stewart Rogers...........................................         262,411(7)         1.93
John N. Staniforth..........................................          21,401(8)            *
Anne M. VanLent.............................................          27,974(9)            *

Other Named Executive Officers:
Anand R. Baichwal...........................................         116,617(10)           *
Stephen J. Berte, Jr........................................          43,000(11)           *
Jennifer L. Good............................................         112,424(12)           *
All directors and executive officers as a group (11                1,616,650(13)       11.87
  persons)..................................................

---------------
  *  Represents less than 1%.

 (1) The number of shares beneficially owned by each person or entity known by the Company to own beneficially more than 5% of the outstanding voting stock, director and executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual or group has sole or shared voting power or investment power and also any shares which an individual or group has the right to acquire within 60 days after March 31, 2001 through the exercise of any stock option, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or group named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares or common stock listed as owned by such person or entity.

 (2) Includes 464,032 shares subject to outstanding stock options held by Mr. Hamachek, which are exercisable within the 60-day period following March 31, 2001.

 (3) Includes 17,270 shares subject to outstanding stock options held by Mr. Freiman, which are exercisable within the 60-day period following March 31, 2001.

 (4) Includes 13,819 shares subject to outstanding stock options held by Dr. Goyan, which are exercisable within the 60-day period following March 31, 2001.

 (5) Includes 5,583 shares subject to outstanding stock options held by Mr. Henel, which are exercisable within the 60-day period following March 31, 2001.

 (6) Includes 24,119 shares subject to outstanding stock options held by Mr. Hennessey, which are exercisable within the 60-day period following March 31, 2001.

 (7) Includes 180,000 shares held in a Grantor Annuity Trust for which Mr. Rogers has sole voting power, as well as 74,911 shares subject to outstanding stock options held by Mr. Rogers, which are exercisable within the 60-day period following March 31, 2001.

 (8) Includes 13,901 shares subject to outstanding stock options held by Dr. Staniforth, which are exercisable within the 60-day period following March 31, 2001.

 (9) Includes 20,474 shares subject to outstanding stock options held by Ms. VanLent, which are exercisable within the 60-day period following March 31, 2001.

(10) Consists of 116,617 shares subject to outstanding stock options held by Dr. Baichwal, which are exercisable within the 60-day period following March 31, 2001.

(11) Consists of 43,000 shares subject to outstanding stock options held by Mr. Berte, which are exercisable within the 60-day period following March 31, 2001.

(12) Includes 112,249 shares subject to outstanding stock options held by Ms. Good, which are exercisable within the 60-day period following March 31, 2001.

(13) Includes an aggregate of 905,975 shares subject to outstanding stock options which are exercisable within the 60-day period following March 31, 2001.

1.  ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of three Class I Directors, two Class II Directors and three Class III Directors. At each annual meeting of shareholders, directors are elected for a full term of three years to succeed those whose terms are expiring. Three Class I Directors will be elected at the meeting for a three-year term expiring at the 2004 Annual Meeting. The term for the Class II Directors will expire at the 2002 Annual Meeting, and the term for the Class III Directors will expire at the 2003 Annual Meeting.

     The persons named in the enclosed proxy will vote to elect, as Class I Directors, Paul E. Freiman, Rolf H. Henel and N. Stewart Rogers, the director nominees named below, unless the proxy is marked otherwise. Messrs. Freiman, Henel and Rogers are currently directors of the Company.

     Each Class I Director will be elected to hold office until the annual meeting of shareholders to be held in 2004 and until his successor is elected and qualified. Each of the nominees has indicated his or her willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

     Set forth below are the name and age of each member of the Board of Directors, including those who are nominees for election as Class I Directors whose term of office will continue beyond the date of the meeting, and the position and offices held by such member, his or her principal occupation and business experience during the past five years, the names of other publicly held companies in which he or she serves as a director and the year of the commencement of his or her term as a director of the Company.

  Nominees for Election (Class I Directors)

     PAUL E. FREIMAN, 66, has served as a director of the Company since October 1997. Mr. Freiman has served as the Chief Executive Officer and President of Neurobiological Technologies Inc., a biotechnology company, since May 1997 and as Chairman of the Board of Digital Gene Technologies, a biotechnology company, since February 1995. Mr. Freiman served as Chairman and Chief Executive Officer of Syntex Corporation a pharmaceutical company, from 1990 to 1995. Mr. Freiman is a director of Calypte Biomedical Corporation, a developer of in vitro testing solutions, and Otsuka America Pharmaceuticals Inc., a pharmaceutical company. He is a graduate of Fordham University with a B.S. in Pharmacy. Mr. Freiman serves as the Board's lead director and is a member of the Compensation and Benefits Committee and the Executive Committee.

     ROLF H. HENEL, 63, has served as a director of the Company since October 1997. Mr. Henel has served as Executive Director of Performance Effectiveness Corp., a consulting firm to the pharmaceutical industry, since June 1995 and as a partner of Naimark & Associates P.C., a consulting firm for the healthcare industry, since September 1994. From 1978 to 1993 Mr. Henel served in a variety of positions at American Cyanamid Co., a pharmaceutical company, most recently as President of Cyanamid International - Lederle Division, as well as Vice Chairman of Lederle's Medical Research Planning Committee. He is a director and chairman of the Audit Committee of SciClone Pharmaceuticals, a biopharmaceutical company. Mr. Henel holds an M.B.A. from New York University and a B.A. from Yale University. Mr. Henel is a member of the Audit Committee.

     N. STEWART ROGERS, 71, has served as a director of the Company since October 1997. Mr. Rogers was the Chairman of the Board of Penford Corporation, the Company's former parent, since 1990 and served as a director of Penford since 1983, until his retirement in January 2001. He served as Senior Vice President of Univar Corporation until retiring in 1991. Mr. Rogers is a director of Royal Vopak, N.V. (the Netherlands), a chemical logistics and distribution company. He is a graduate of Stanford University with a B.A. in Economics. Mr. Rogers serves as Chairman of the Audit Committee and is a member of the Compensation and Benefits Committee.

CLASS II DIRECTORS (TERM EXPIRES 2002)

     DR. JERE E. GOYAN, 71, has served as a director of the Company since October 1997. Dr. Goyan served as President and Chief Operating Officer of Alteon, Inc., a pharmaceutical company ("Alteon"), from April 1993 through December 1998. Prior to that, he was Senior Vice President for Research and Development from January 1993 through April 1993 and served as a member of the Scientific Advisory Board of Alteon from its founding in May 1987. Dr. Goyan is Professor Emeritus of Pharmacy and Pharmaceutical Chemistry and Dean Emeritus of the School of Pharmacy, University of California ("USFC"). He has been on the faculty of the School of Pharmacy at USFC since 1963. He took a leave of absence from 1979 to 1981 to serve as Commissioner of Food and Drugs of the United States (FDA). Dr. Goyan is a director of Emisphere Technologies, Inc., and SciClone Pharmaceuticals, Inc., each a biopharmaceutical firm, and Boehringer Ingelheim Pharmaceuticals, Inc., a pharmaceutical company. Dr. Goyan chairs Penwest's Scientific Advisory Board.

     ANNE M. VANLENT, 53, has served as a director of the Company since December 1998. Ms. VanLent has served as Executive Vice President, Portfolio Management at the Sarnoff Corporation, an electronics company, since August 1997. Prior to that, she served as President of AMV Associates, an emerging growth healthcare consulting firm, from March 1994 through August 1997. She currently serves on the board of i-STAT Corporation, a manufacturer of medical diagnostic products, and serves on the board of several private emerging growth companies. Ms. VanLent received a B.A. in Physics from Mount Holyoke College. Ms. VanLent is a member of the Audit Committee.

CLASS III DIRECTORS (TERM EXPIRES 2003)

     TOD R. HAMACHEK, 55, has served as Chairman of the Board and Chief Executive Officer of the Company since October 1997. Prior to that, he served as President and Chief Executive Officer of Penford Corporation, the Company's former parent ("Penford"), from 1985 through August 1998 and as a director of Penford from 1983 through August 1998. He is also a director of Northwest Natural Gas Company, a natural gas distribution company. Mr. Hamachek holds an M.B.A. from the Harvard Business School and a B.A. from Williams College. Mr. Hamachek serves on the Executive Committee of the Board.

     ROBERT HENNESSEY, 59, has served as a director of the Company since October 1997. Mr. Hennessey has served as Chairman of Genome Therapeutics Corporation, a biotechnology company, since March 1993. Mr. Hennessey also served as President and Chief Executive Officer of Genome Therapeutics Corporation from March 1993 until his retirement in November 2000. Mr. Hennessey served as President of Hennessey & Associates, Inc., a strategic consulting firm to biotechnology and healthcare companies from 1990 to 1993. Prior to that, Mr. Hennessey was Senior Vice President of Corporate Development for Sterling Drug, Inc. and also served in various executive assignments at Merck & Co., Inc., SmithKline Beecham PLC and Abbott Laboratories, each a pharmaceutical company. Mr. Hennessey is a director of Repligen, Inc., a biotechnology company. Mr. Hennessey holds an M.A. in Political Science and an A.B. in Liberal Arts from the University of Connecticut. Mr. Hennessey serves as Chairman of the Compensation and Benefits Committee and is a member of the Executive Committee.

     DR. JOHN N. STANIFORTH, 47, has served as a director of the Company since December 1998. Dr. Staniforth has served as the Chief Scientific Officer and Executive Technical Director for Vectura, Limited, a drug delivery company, since September 1999 and prior to that served as a Professor of Pharmaceutics Technology at the University of Bath since September 1980. Dr. Staniforth serves as scientific advisor to a variety of international pharmaceutical companies and has extensive teaching and research experience, chiefly at the University of Bath, Department of Pharmacy and Pharmacology in Bath, England, at Rutgers and Cornell Universities in the United States and at Monash University in Australia. His research into powder mixing technology has been widely published and Dr. Staniforth is the recipient of numerous scientific awards including the Churchill Fellowship, the Pfizer Medal for Pharmaceutical Research and the Special Upjohn Award for research in the field of microwave and radio-frequency drying. Dr. Staniforth has served as a consultant to Penwest since its inception and is the co-inventor of two of the Company's technologies: TIMERx and ProSolv. Dr. Staniforth is a member of Penwest's Scientific Advisory Board.

                            COMMITTEES OF THE BOARD

     The Board of Directors has the following standing committees:

     The Board has established a Compensation and Benefits Committee, an Audit Committee and an Executive Committee. The Compensation Committee makes recommendations to the Board with respect to the compensation of directors and executive officers and also supervises the Company's employee benefit plans. The Compensation Committee consists of Messrs. Freiman, Hennessey and Rogers. See "Compensation and Benefits Committee Report on Executive Compensation".

     The Audit Committee recommends to the Board the selection of the independent auditors, reviews the proposed scope of the independent audit, reviews the annual financial statements and the independent auditors' report, reviews the independent auditors' recommendations relating to accounting, internal controls and other matters, and reviews internal controls and accounting procedures with management. The Audit Committee consists of Messrs. Rogers and Henel and Ms. VanLent. See "Report of the Audit Committee of the Board of Directors".

     The Executive Committee exercises all powers and authority of the Board with certain exceptions as provided under Washington law. The Executive Committee consists of Messrs. Freiman, Hamachek and Hennessey.

     The Board of Directors met six times during fiscal year 2000; the Compensation and Benefits Committee met four times; the Audit Committee met three times; and the Executive Committee met one time. All directors attended 75% or more of the Board meetings and meetings of committees on which they served. The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

                             DIRECTOR COMPENSATION

     Non-employee directors were compensated during the last fiscal year as follows:


Annual retainer for the lead director.......................  $14,500
Annual retainer as a director...............................    7,500
Fee for each meeting of the Board of Directors attended.....    1,500
Reimbursement for all reasonable expenses incurred in
  attending Board or committee meetings

     Each director may elect to receive the above fees in the form of stock options under the Company's 1997 Equity Incentive Plan (the "1997 Plan"), which options, if elected, will be granted as of the date such fees are earned to purchase the number of shares of common stock determined by dividing the amount of the fees earned by 25% of the fair market value of one share of common stock on the grant date. The exercise price of such options will equal 75% of the fair market value of one share of common stock on the grant date and will be immediately exercisable. In 2000, the Company granted options to purchase an aggregate of 27,302 shares of common stock pursuant to directors' elections.

     Non-employee directors are granted annual options under the 1997 Plan to purchase 7,000 shares of common stock on January 1st of each year. All such options vest on the first anniversary of the date of grant. However, the exercisability of these options will be accelerated upon the occurrence of a change in control of the Company. The exercise price of all such options granted will equal the fair market value of one share of common stock on the grant date. On January 1, 2001 each non-employee director was granted a stock option to purchase 7,000 shares of common stock at an exercise price of $12.81 per share.

     Upon the date of the initial election of any non-employee director, such non-employee director will receive the right to receive up to 7,500 shares of common stock under the 1997 Plan on the earlier of (i) the date four years from the date of grant or (ii) the date upon which such director ceases to be a director by reason of death, permanent disability, resignation or retirement. The right to receive these shares will vest in four equal annual installments commencing upon the first anniversary of the date of grant.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid by the Company during fiscal years 2000 and 1999 and by Penford, the Company's predecessor, during fiscal year 1998 to the Chief Executive Officer of the Company and the Company's Senior Vice President of Research and Development, Vice President of Global Sales and Vice President of Finance and Chief Financial Officer, who were the only executive officers whose total annual salary and bonus exceeded $100,000 for fiscal year 2000. These executive officers may be referred to as the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                                  -------------
                                          ANNUAL COMPENSATION      SECURITIES
                                          --------------------     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY     BONUS(1)     OPTIONS(#)      COMPENSATION(2)
---------------------------       ----    --------    --------    -------------    ---------------
Tod R. Hamachek.................  2000    $335,000    $ 53,600            --           $16,976
  Chairman and Chief Executive    1999     315,000     100,000            --            18,789
  Officer                         1998(3)  332,000      89,325       620,501(4)         24,926

Anand R. Baichwal, Ph.D.........  2000     162,000      15,600        15,000            47,772(5)
  Senior Vice President Research  1999     157,500      37,800            --             9,322(5)
  & Chief Scientific Officer      1998     150,000      33,251       181,749(4)         11,250(5)

Stephen J. Berte, Jr............  2000     160,000      17,000        22,000             4,800
  Vice President and General      1999     134,000      40,200            --             3,985
  Manager--Excipients             1998     134,000      31,773        97,641(4)          7,296

Jennifer L. Good................  2000     160,000      28,800        22,000             7,200
  Vice President Finance and      1999     145,000      34,800            --             7,319
  Chief Financial Officer         1998     135,000      43,226       166,602(4)         10,875

---------------
(1) Bonuses paid to the executive officers represent payments of amounts for Penford's fiscal year ended August 31, 1998 and bonuses paid by Penwest for the fiscal years ended December 31, 1999 and 2000.

(2) Represents matching and profit sharing contributions under the Penwest Savings and Stock Ownership Plan and the Penford Savings and Stock Ownership Plan and premiums paid on behalf of the Chief Executive Officer for supplemental life and disability insurance plans.

(3) Mr. Hamachek earned the compensation set forth above through September 1, 1998 for services rendered to Penford Corporation in his capacity as President and Chief Executive Officer of Penford.

(4) Includes options to purchase common stock of Penwest granted under the Company's 1998 Spin-off Stock Option Plan in respect of options to purchase Penford common stock held by the executive officers.

(5) Includes amounts paid to Dr. Baichwal under the Baichwal Agreement. See "Certain Relationships and Related Transactions."

OPTION GRANTS TABLE

     The following table sets forth certain information regarding stock options granted by the Company to the Named Executive Officers during fiscal year 2000:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE VALUE
                          -------------------------------------------------------------    AT ASSUMED ANNUAL RATES
                           NUMBER OF        PERCENT OF                                          OF STOCK PRICE
                          SECURITIES      TOTAL OPTIONS                                        APPRECIATION FOR
                          UNDERLYING        GRANTED TO         EXERCISE                        OPTION TERM (3)
                            OPTIONS        EMPLOYEES IN      OR BASE PRICE   EXPIRATION   --------------------------
NAME                      GRANTED (#)   FISCAL YEAR (%)(1)     ($/SH)(2)        DATE         5%($)         10%($)
----                      -----------   ------------------   -------------   ----------   -----------    -----------
Tod R. Hamachek.........         --             --                  --             --            --             --
Anand R. Baichwal.......   15,000(4)           2.5%             $12.75        2/02/10      $135,786       $353,813
Stephen L. Berte,
  Jr. ..................   22,000(4)           3.6               12.75        2/02/10       199,155        518,925
Jennifer L. Good........   22,000(4)           3.6               12.75        2/02/10       199,155        518,925

---------------
(1) Calculated based on an aggregate of 597,925 options granted under the Penwest Pharmaceuticals Co. Equity Incentive Plan to employees and directors during the fiscal year ended December 31, 2000.

(2) The exercise price is equal to the closing price of the Company's common stock as reported by the Nasdaq National Market on the date of grant.

(3) Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the option term. These values are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock on the date on which the stock options are exercised.

(4) These options vest in four equal annual installments.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information concerning each exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 2000 and the number and value of unexercised stock options to purchase shares of common stock of Penwest held by each of the Named Executive Officers as of December 31, 2000.

                    AGGREGATED OPTION EXERCISES IN 2000 AND
                         FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING               VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                               SHARES                      AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END($)(2)
                              ACQUIRED        VALUE      ---------------------------   ---------------------------
NAME                         ON EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         -----------   -----------   -----------   -------------   -----------   -------------
Tod R. Hamachek............        --             --       334,656        285,936      $2,272,838     $1,951,413
Anand R. Baichwal..........        --             --       112,867         83,882         729,204        434,768
Stephen J. Berte, Jr. .....     5,000        $28,700        50,612         64,029         329,876        270,350
Jennifer L. Good...........                                106,749         81,853         677,723        381,173

---------------
(1) Value of options is calculated by subtracting the exercise price of such options from the fair market value of the Company's common stock as of the date of exercise ($11.00 per share).

(2) Value of options is calculated by subtracting the exercise price of such options from the fair market value of the Company's common stock as of December 31, 2000 ($12.94 per share).

                    REPORT OF THE COMPENSATION AND BENEFITS
                      COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of Penwest's Board of Directors (the "Committee") is comprised of non-employee, outside directors. The Committee is broadly charged by the Board of Directors with the following responsibilities:

     - Establishing compensation and incentive programs that are directly tied to the long-term financial performance of Penwest, including a balanced combination of targets requiring the achievement of short-term operating goals and longer-term strategic objectives.

     - Encouraging meaningful levels of Penwest stock ownership for key personnel.

     - Directing and monitoring the Company's benefit plans for all Penwest employees.

     Penwest maintains the philosophy that compensation of its executive officers should be directly and materially linked to the long-term results shareholders receive.

     The executive compensation program consists of base salary, an incentive compensation program based on predetermined financial goals as well as certain qualitative objectives and stock-based incentive programs.

BASE SALARY

     The Committee uses outside consultants to identify competitive salary grades and ranges. The Committee directs the outside firm to consider similar sized companies (based on market capitalization and revenue size), geographic factors, similar market-related companies and growth profiles of other companies. These competitive standards are reviewed periodically and are targeted towards the 50th percentile of the companies surveyed. In addition, an executive officer's performance and potential, as well as changes in duties and responsibilities, are factors that may be considered in adjusting base salaries.

INCENTIVE COMPENSATION

     This program is an annual cash payout dependent on achieving predetermined financial goals as well as certain qualitative objectives. Penwest's Committee believes strongly that a balanced combination of targets requiring the achievement of short term operating goals and longer-term strategic objectives translates directly into increasing the long-term value of Penwest stock. Individual incentive compensation target awards are determined by salary grade and are subject to an adjustment based on individual performance. The highest individual target payout is 40% of an individual's base salary, and the lowest individual target payout is 20%. Payouts can exceed targets when quantitative and qualitative targets are exceeded. For 2000, executive payouts were paid based on achieving cash flow targets and drug development milestones.

STOCK BASED INCENTIVE PROGRAMS

     The Committee strongly encourages all executive officers of Penwest to build a significant ownership position, over time, in Penwest common stock. All stock options to executive officers have been granted at market prices. Options under the stock-based incentive programs offered by Penwest consist of four-year non-qualified stock options, and are granted at levels deemed competitive in the marketplace.

SUPPLEMENTAL BENEFIT PLANS

     Supplemental Benefit Plans offered by the Company include a supplemental retirement plan, deferred compensation plan, and survivor benefit life and disability plan. These plans are designed to be competitive with other plans for comparably sized companies and to attract and retain highly qualified management. The Company currently only offers these plans to the Chief Executive Officer.

CEO COMPENSATION

     As discussed above, Penwest's executive cash compensation program includes a base salary and a performance based incentive compensation program. Mr. Hamachek participates in the same incentive compensation program applicable to other named executive officers. The Committee's objective is to correlate Mr. Hamachek's remuneration with the Company's performance and the achievement of predetermined goals. Base salary is generally reviewed annually in an effort to maintain market competitiveness. Mr. Hamachek's salary was not adjusted in 2000 as it was considered to be comparable with the market. Mr. Hamachek's bonus was paid in February 2001 for calendar year 2000 performance goal results. Based on the Company's performance in 2000, including qualitative milestones in the drug delivery business, the Committee awarded Mr. Hamachek a bonus equal to 16% of his annual base salary.

     Mr. Hamachek was not granted any stock options in 2000. Mr. Hamachek is the single largest individual shareholder in the Company, and to the extent his performance translates into an increase in the value of the Company's stock, all shareholders, including Mr. Hamachek, share the benefits.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee reviews the potential effect of

Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to Penwest executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, the Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Committee believes that such payments are appropriate and in the best interests of Penwest and its shareholders, after taking into consideration changing business conditions and the performance of its employees.

                                          Robert J. Hennessey, Chair
                                          Paul E. Freiman
                                          N. Stewart Rogers

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation and Benefits Committee are Messrs. Hennessey, Freiman and Rogers. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation and Benefits Committee of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since January 1, 2000, the Company has not engaged in any transactions with any director or officer of the Company or any security holder holding more than 5% of the Company's common stock or any affiliate of them or the Company except as described below:

     Under a Recognition and Incentive Agreement (as amended, the "Baichwal Agreement") with Anand Baichwal, the Company's Senior Vice President, Research and Development, the Company is obligated to pay to Dr. Baichwal on an annual basis in arrears (i) one-half of one percent of the Company's Net Sales (as defined in the Baichwal Agreement) of TIMERx Material (as defined in the Baichwal Agreement) to third parties, (ii) one-half of one percent of royalties received by the Company under licenses, collaborations or other exploitation agreements with third parties with respect to the sale, license, use or exploitation by such third parties of products based on or incorporating the TIMERx Material, and (iii) one-half of one percent of payments made in lieu of such Net Sales or royalties and received by the Company. Such payments cease in the event that Dr. Baichwal's employment is terminated for cause. The Baichwal Agreement also contains non-competition and non-solicitation provisions which expire two years after the termination of his employment.

     Under a Royalty Agreement with John N. Staniforth (the "Staniforth Agreement"), a member of the Company's Board of Directors, the Company is obligated to pay to Dr. Staniforth on an annual basis in arrears one-half of one percent of the Company's Net Sales (as defined in the Staniforth Agreement) of TIMERx Material (as defined in the Staniforth Agreement). Such payments will continue through the life of patents developed by Dr. Staniforth.

     The Company paid Dr. Baichwal $40,482 for fiscal 2000 under the Baichwal Agreement and Dr. Staniforth $55,283 under the Staniforth Agreement. Dr. Staniforth also has an annual consulting agreement with the Company for which he is paid $80,000 per year, or $1,250 per day, payable in quarterly payments. The consulting agreement is automatically renewed each year and is cancellable by either the Company or Dr. Staniforth upon thirty days' prior notice. Any invention that results from this consulting agreement is legally owned by Penwest. Dr. Staniforth also serves on the Scientific Advisory Board of the Company and is paid $1,500 for each meeting attended by Dr. Staniforth.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Company's Board of Directors is composed of three members and acts under a written charter first adopted and approved on October 5, 2000. A copy of this charter is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     - the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

     The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

By the Audit Committee of the Board of Directors of Penwest Pharmaceuticals Co.

                                                     N. Stewart Rogers, Chair
                                                     Rolf H. Henel
                                                     Anne M. VanLent

                            STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total shareholder return on its common stock from August 10, 1998, the record date for the distribution for Penford to Penford shareholders of all the shares of the Company's common stock, through December 31, 2000, the time during which Penwest's stock traded as a public company, with the cumulative total return on
(a) the Nasdaq Market Index, U.S. companies (the "Nasdaq U.S.") and (b) the Nasdaq Pharmaceutical Index (the "Nasdaq-Pharmaceutical"). The graph assumes that $100 was invested on August 10, 1998 in the Company's common stock and in the stated indices. The comparison assumes that all dividends are reinvested.

[Stock Graph]

----------------------------------------------------------------------------------------------------------------------
                                        AUGUST 10, 1998    DECEMBER 31, 1998    DECEMBER 31, 1999    DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------
 Penwest                                    $100.00             $ 74.05              $180.68              $153.29
 Nasdaq U.S.                                 100.00              118.64               220.48               132.66
 Nasdaq -- Pharmaceutical                    100.00              124.33               233.69               290.66

2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors requests that the shareholders ratify its selection of Ernst & Young LLP, Certified Public Accountants, as independent auditors for the Company for the current year. If the shareholders do not ratify the selection of Ernst & Young LLP, another firm of certified public accountants will be selected as independent auditors by the Board.

     Representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The following is a description of the fees paid to Ernst & Young LLP during the fiscal year ended December 31, 2000:

AUDIT FEES

     Ernst & Young LLP billed the Company an aggregate of $236,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

ALL OTHER FEES

     Ernst & Young LLP billed the Company an aggregate of $139,000 in fees for other audit related and non-audit services rendered to the Company for the fiscal year ended December 31, 2000. Audit-related services generally include fees for accounting consultations, a retirement plan audit and a SEC registration statement. Non-audit services include fees for general consultations and work in connection with tax compliance, research and development and other services.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Under Rule 14a-8(e)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholder proposals intended for inclusion in next year's proxy statement must be directed to the Corporate Secretary at Penwest Pharmaceuticals Co., 2981 Route 22, Patterson, New York 12563, and must be received by February 5, 2002. If the Company does not receive shareholder proposals by this date, it retains the discretion to vote proxies it receives.

     If a shareholder of the Company wishes to present a proposal before the 2002 Annual Meeting but has not complied with the requirements for inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, such shareholder must give written notice of such proposal to the Secretary of the Company at the principal offices of the Company not less than 60 days nor more than 90 days prior to the 2002 Annual Meeting. Notwithstanding the foregoing, if the Company provides less than 70 days notice or prior public disclosure of the date of the meeting to the shareholders, notice by the shareholders must be received by the Secretary no later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. If a shareholder who wished to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a shareholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules under the Exchange Act.

                            SOLICITATION OF PROXIES

     The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The federal securities laws require the Company's directors and executive officers, and persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all of the Company's directors, executive officers and greater-than-ten percent beneficial owners made all required filings on a timely basis, other than Forms 5 for Messrs. Berte, Freiman, Goyan, Henel, Hennessey, Rogers and Staniforth and Mdmes. Good and VanLent, which were not filed on a timely basis.

                                 OTHER MATTERS

     The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the shareholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

JUNE 5, 2001

                                                                      APPENDIX A

                          PENWEST PHARMACEUTICALS CO.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Committee shall consist of at least three Directors including a Chairperson, which are approved by the Board of Directors. The Committee shall include only independent Directors as defined by the relevant listing authority. Each member of the Committee shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

STATEMENT OF POLICY

     The Committee shall, through regular or special meetings with management and the Company's independent auditor, provide oversight on matters relating to accounting, financial reporting, internal control, auditing, and regulatory compliance activities and other matters as the Board or the Committee Chairperson deems appropriate.

     The Committee shall assist the Board of Directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Committee, Board of Directors, outside auditors, and management.

RESPONSIBILITIES

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, bound business risk practices, and ethical behavior.

     The Committee shall have the responsibility for recommending to the Board the appointment of the Company's independent auditor; reviewing the audit process and independence of the independent auditor; and recommending approval or adoption of material accounting policy to the Board of Directors.

     The Committee shall discharge its responsibilities, and shall access the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principals or applicable law. In exercising its business judgment, the committee shall rely on the information and advice provided by the Company's management and/or outside auditor.

     The Committee shall resolve issues of conflict of interest, provided, however, that when any member of the Committee is also an officer, director or an interested party of or in such corporation or other entity with which a conflict arises, such member shall not participate in the deliberations or vote on any matter involving such corporation or other entity.

     The Committee shall perform the specific functions specified below.

     INDEPENDENT AUDITOR. The Committee shall communicate to the independent auditor that the auditor is ultimately accountable to the Board and the Committee. The Committee shall have the authority and responsibility to recommend to the Board the selection, evaluation and, where appropriate, replacement of the independent auditor.

     The Committee shall:

        (1) require the independent auditor to provide annually to the Committee a formal written statement delineating all relationships between the independent auditor and the Company and such other information required by Independence Standards Board Standard No. 1;

        (2) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor;

        (3) take, or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence;

        (4) review the annual audit plans of the independent auditor;

        (5) review the results of the independent auditors' activities, including major conclusions, findings and recommendations, and related management responses;

        (6) review with the independent auditors material litigation involving the Company, its officers and directors; and

        (7) review with the independent auditors significant business, accounting, tax, legal and other developments that could be material to the Company's financial statements.

     ACCOUNTING POLICIES. The Committee shall review with management and the independent auditor and approve (or reject) adoption of or changes to major accounting policies.

     INTERNAL ACCOUNTING CONTROLS AND AUDITS. The Committee shall review in connection with the annual audit and from time to time as necessary the Company's internal accounting controls.

     COMMUNICATIONS. The Committee shall have separate direct lines of communication between itself and the independent auditor, and with regard to litigation and legal and regulatory compliance, the Company's general counsel. The Committee shall meet privately at least once each year with the independent auditor, the chief financial officer, the controller, and, if/when requested, with the Company's legal counsel. A meeting may be called by executive management, the independent auditors, or any member of the Audit Committee.

     ANNUAL FINANCIAL STATEMENTS. With regard to the SEC Form 10-K, prior to its filing, the Committee shall review and discuss the audited financial statements with management, and discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including significant adjustments, significant new accounting policies, disagreements with management, the quality, not just the acceptability, of the accounting principles and management's judgments and accounting estimates used in the audited financial statements, and including any other matters which statement in Accounting Standards No. 61 requires discussing. The Committee shall report to the Board and to the shareholders (via Company's annual proxy statement) whether, based on such reviews and discussions, it recommends to the Board that the most recent year's audited financial statements be included in the Company's SEC Form 10-K to be filed with the SEC.

     INTERIM FINANCIALS. The Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairperson of the Committee and the chief financial officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairperson of the Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Committee of any discussion which the outside auditor or the Chairperson in the exercise of his or her business judgment believes should be considered by the Committee prior to disclosure or filing of the interim financial information, or the committee's next scheduled meeting. The Committee shall direct management to advise the Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

     REPORTS. The Committee shall receive periodic reports from management, the Company's general counsel, and the independent auditor on matters relating to accounting, financial reporting, internal control, auditing, litigation and compliance with legal business policies and regulatory requirements. The Committee shall receive these reports pursuant to a schedule that the Committee Chair develops in consultation with management.

     AUTHORITY TO INVESTIGATE. The Committee may cause an investigation to be made into any matter within the scope of its responsibility. The Committee may engage independent resources to assist in its investigations as it deems necessary. The Committee may undertake such other matters as the Board or the Committee considers appropriate.

     ADEQUACY OF CHARTER. The Committee shall review the continued adequacy of this Audit Committee Charter on an annual basis.

     REPORTS TO BOARD. The Committee Chair shall make regular reports to the Board on the Committee's activities.

     PROXY STATEMENT REPORT. The Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

     DISAGREEMENTS CONCERNING PRACTICES OR STATEMENTS. The Committee shall annually inform the outside auditor, the chief financial officer, the controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Committee or its Chairperson about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairperson, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Committee of any communications which the outside auditor or the Chairperson in the exercise of his or her business judgment believes should be considered by the Committee prior to its next scheduled meeting.

PROXY

                  FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                           PENWEST PHARMACEUTICALS CO.


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, revoking all prior proxies, hereby appoint(s) Tod R. Hamachek and Jennifer L. Good, and each of them, as proxies of the undersigned (with full power of substitution in them and each of them) to attend and represent the undersigned at the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co. (the "Company") to be held at the offices of Penwest Pharmaceuticals Co., 2981 Route 22, Patterson, New York, on Wednesday, June 27, 2001 at 10:00 a.m., and any adjourned sessions thereof, and there to act and vote as indicated, upon all matters referred to on the reverse side and described in the proxy statement relating to the meeting, all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present at the meeting and at any adjourned sessions thereof. Each of the following matters is being proposed by the Board of Directors of the Company. All capitalized terms used in this proxy and not defined herein shall have the meaning ascribed them in the proxy statement relating to the meeting.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                (Continued and to be signed on the reverse side)









 ................................................................................

                            - FOLD AND DETACH HERE -




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                                                                Please mark  [X]
                                                              your votes as
                                                               indicated in
                                                               this example

1. Election of Directors:
   01 Paul E. Freiman, 02 Rolf H. Henel, 03 N. Stewart Rogers

      FOR all nominees listed       WITHHELD from all
     above except as provided        nominees listed
           to the right                  above
               [ ]                        [ ]

To withhold authority to vote for any individual Nominee, print that nominee's name on the line provided.

____________________________________________________________________

2. Ratification of selection of Ernst & Young LLP as independent auditors for the Company for the current year.

           FOR       AGAINST     ABSTAIN
           [ ]         [ ]         [ ]

I plan to attend the meeting  [ ]

Date ________________________, 2001

___________________________________
Signature

___________________________________
Signature

Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereof the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

IMPORTANT - PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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                              FOLD AND DETACH HERE

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4 PM EASTERN TIME
                 THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

                                    INTERNET
                         http://www.proxyvoting.com/xxx
                      Use the Internet to vote your proxy.
                       Have your proxy card in hand when
                        you access the web site. You will
                       be prompted to enter your control
                      number, located in the box below, to
                    create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-840-1208
                        Use any touch-tone telephone to
                        vote your proxy. Have your proxy
                      card in hand when you call. You will
                       be prompted to enter your control
                        number, located in the box below,
                     and then follow the directions given.

                                       OR

                                      MAIL

                              Mark, sign and date
                              your proxy card and
                           return it in the enclosed
                             postage-paid envelope.

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: http://www.penw.com